EMPLOYMENT AGREEMENT

      This Employment Agreement is made and entered into between Yifan Communications, Inc., a Delaware corporation, having a place of business at 41-60 Main Street, Flushing, Queens, New York (the "Company") and Sally A. Fonner an individual resident of Clearwater, Florida (the "Employee").

      WHEREAS, the Employee has been the sole member of the Company's Board of Directors and the sole manager of its business affairs since April 2, 2000; and

      WHEREAS, the Company has recently entered into a business combination agreement with Yifan.com, Inc., a New York corporation, that has resulted in substantial changes in the ownership, management and business of the Company; and

      WHEREAS, the Company is desirous of making appropriate long-term arrangements for the management of its business affairs; and

      WHEREAS, the Company is desirous of retaining the Employee to serve as its Director of Regulatory Affairs on the conditions set forth herein for the entire term of this Agreement, and

      WHEREAS, in such capacity, the Employee will develop or have access to all of the business methods and confidential information relating to the Company and its business activities, its operational and financial matters, its contemplated property acquisition plans, its personnel training and development programs and its industry relationships.

      NOW THEREFORE, in consideration of the promises and of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

      1. Employee Representations and Warranties. The Employee represents and warrants to the Company that she is free to accept employment hereunder and that she has no prior or other obligations or commitments of any kind to anyone that would in any way hinder or interfere with her acceptance of, or the full, uninhibited and faithful performance of this Agreement, or the exercise of her best efforts as an executive officer of the Company.

      2. Employment and Duties. The Company shall employ the Employee as its Director of Regulatory Affairs, or in such other comparable executive capacity as the Board of Directors of the Company shall specify from time to time. The Employee's initial responsibilities shall include the following:

(a)The Employee shall continue to serve as a member of the Company's Board of Directors until the next annual meeting of the Company's stockholders, or until her successor is elected and qualified;

(b)The Employee shall manage, operate and maintain all required internal accounting and external financial reporting systems on behalf of the Company until such operations have expanded to a point where it is economically feasible for the Company to retain its own in-house accounting and financial reporting staff;

(c)The Employee shall manage all of the Company's relationships with its transfer agents, financial printers, public relations firms and investor communications firms, but shall not have the power to bind the Company to any agreements with any such firms without the express authorization of the Board of Directors; and

(d)The Employee shall manage the preparation and filing of all required reports and registration statements with the Securities and Exchange Commission, the National Association of Securities Dealers, Inc. and other regulatory authorities and self-regulatory associations;

In addition, the Employee shall, from time to time, perform such other functions and duties in connection with the business of the Company as the Board of Directors may entrust or delegate to her.

      3. Conduct of Employee. During the entire Term of this Agreement, the Employee shall devote as much time, effort, skill and attention to the affairs of the Company and its subsidiaries as may be reasonably required under the circumstances. The Employee will use her best efforts to promote the interests of the Company, and will discharge her responsibilities in a diligent and faithful manner, consistent with sound business practices. In furtherance of the foregoing:

     (a) The Employee represents that her employment by the Company will not conflict with any obligations which she has to any other person, firm or entity. The Employee specifically represents that she has not brought to the Company (during the period before the signing of this Agreement) and she will not bring to the Company any materials or documents of a former or present employer, or any confidential information or property of any other person, firm or entity.

     (b) The Employee shall not, without disclosure to and approval of the Board of Directors of the Company, directly or indirectly, assist or have an active interest in (whether as a principal, stockholder, lender, employee, officer, director, partner, consultant or otherwise) in any person, firm, partnership, association, corporation or business organization, entity or enterprise that competes with or is engaged in a business which is substantially similar to the business of the Company except that ownership of not more than 5% of the outstanding securities of any class of any publicly-held corporation shall not be deemed a violation of this sub-paragraph 3(b).

     (c) The Employee shall promptly disclose to the directors of the Company, in accordance with the Company's policies, full information concerning any interests, direct or indirect, she holds (whether as a principal, stockholder, lender, Employee, director, officer, partner, consultant or otherwise) in any business which, as reasonably known to the Employee purchases or provides services or products to, the Company or any of its subsidiaries, provided that the Employee need not disclose any such interest resulting from ownership of not more than 5% of the outstanding securities of any class of any publicly-held corporation.

     (d) The Employee shall not disclose to any person or entity (other than to the Company's Board of Directors or to others as required, in her judgment, in the due performance of her duties under this Agreement) any confidential or secret information with respect to the business or affairs of the Company, or any of its subsidiaries or affiliates.

      Nothing in this Agreement shall be deemed to preclude the Employee from participating in other business opportunities if and to the extent that (i) such business opportunities are not directly competitive with or similar to the business of the Company, and (ii) the Employee's activities with respect to such opportunities do not have a material adverse effect on the performance of the Employee's duties hereunder.

      4.    Conditions of Employment.

     (a) Term of Employment. Unless terminated earlier in accordance with the provisions of this Agreement, the Employee will be employed by the Company for a period commencing on August 1, 2000 and terminating on July 31, 2001 (the "Term"). Thereafter, this Agreement shall be renewable on such reasonable terms and for such periods as may be negotiated between the Employee and the Company.

     (b) Place of Employment. The Employee shall work for the Company from her office in Clearwater, Florida. All expenses associated with the operation and maintenance of the Employee's office, including the cost of any required support staff, shall be paid by the Employee from her own funds and the Company shall have no obligation to make any contribution to such costs The Employee shall not be required during the Term of this Agreement to relocate from Clearwater, Florida to any other business location maintained by the Company although the Employee expressly agrees that regular travel shall be necessary as part of her duties.

     (c) Ownership of Company Records and Reports. The Employee shall not, except in the performance of her duties hereunder, at any time or in any manner make or cause to be made any copies, pictures, duplicates, facsimiles, or other reproductions or recordings or any abstracts or summaries of any reports, studies, memoranda, correspondence, manuals, records, plans or other written or otherwise recorded materials of any kind whatever belonging to or in the possession of the Company, or of any subsidiary or affiliate of the Company, including but not limited to materials describing or in any way relating to the Company's business activities including, but not limited to, its proprietary radioactive logging techniques and technologies, its proprietary water handling and disposal technologies, its proprietary reservoir analysis and modeling techniques, its property selection methods and criteria, its proprietary oil and gas production techniques, its operational and financial matters, its contemplated property acquisition and development plans, its personnel training and development programs and its industry relationships. The Employee shall have no right, title or interest in any such material, and the Employee agrees that, except in the performance of her duties hereunder, she will not, without the prior written consent of the Company remove any such material from any premises of the Company, or any subsidiary or affiliate of the Company, and immediately upon the termination of her employment for any reason whatsoever Employee shall return to the Company all such material in her possession.

     (d) Company's Trade Secrets. Without the prior written consent of the Company, the Employee shall not at any time (whether during or after her employment with the Company) use for her own benefit or purposes or for the benefit or purposes of any other person, firm, partnership, association, corporation or business organization, entity or enterprise, or disclose in any manner to any person, firm, partnership association, corporation or business organization, entity or enterprise, except in the performance of her duties hereunder, any trade secrets, or any information data, know-how or knowledge constituting trade secrets belonging to, or relating to the affairs of the Company, or any subsidiary, former subsidiary, or affiliate of the Company.

      5. Compensation. The Company shall compensate the Employee for all services to be rendered by her during the Term as follows:

(a)As her sole compensation for services to be rendered during the initial term of this agreement, the Employee shall receive 180,000 shares of the Company's $0.008 par value common stock. Such shares will be fully earned upon the execution of this agreement and shall have an agreed value of $0.89 per share, an amount which is equal to the price paid by the last person to purchase shares of Yifan.com, Inc. for cash. These shares will be issuable to the Employee upon the effectiveness of an amendment to the Company's Certificate of Incorporation that authorizes the issuance of such $0.008 par value common stock.

(b)The Employee expressly acknowledges and agrees that (a) the shares provided for herein will be issued to her compensation for services rendered to the Company, (b) this agreement relates solely to day-to-day services as an employee of the Company and the Employee's compensation for any future
   "capital raising transactions" will be established by a separate transaction-specific agreement (c) the Employee has paid no cash consideration to the Company for the shares that will be issued to her pursuant to the terms of this agreement and no portion of the proceeds from any resale of such shares will be remitted to the Company or used directly or indirectly for the payment of any expenses of the Company or any of its affiliates, (d) Employee will not be directly involved in any activity that promotes or otherwise maintains a market for the securities of the Company,
   (e) as long as the Employee is the beneficial owner of any securities of the Company, she will not engage in "buy-side" trading activities, hedging transactions or other activities that could reasonably be expected to influence the market price of such securities, (f) she will not sell any shares in a transaction that is effected at a price lower than the quoted bid price of the securities at the time of sale, (g) if she engages in multiple sales in any five consecutive business days, she will not sell any shares in a transaction that is effected at a price lower than the last price received by us for the same securities, and (h) she will not sell more than 15,000 shares in any calendar month.

(c) The Employee shall not participate in any compensation plans adopted by the shareholders of the Company.

(d)The Employee shall not participate in the Company's standard medial/hospitalization insurance and group life insurance, however, she will be entitled to participate in any retirement plans that are subsequently adopted by the Company from time to time.

(e)During the Term of this Agreement, the Company will reimburse the Employee for all reasonable out-of-pocket business expenses incurred by her on behalf of the Company in the performance of her duties hereunder upon presentation of vouchers, receipts or other evidence of such expenses in accordance with the policies of the Company, and provided that the Employee shall incur no costs or expenses that exceed five hundred dollars without prior authorization of the Company.

(f)Notwithstanding any other provision of this Agreement, it is agreed that the Employee shall be entitled to receive such incentive bonuses, stock options and other benefits as may be granted by the board of directors from time to time.

      8.    Termination of Employment.

(a)This Agreement and the compensation payable to Employee hereunder shall terminate and cease to accrue forthwith upon Employee's death.

(b)The  Employee's   employment  under  the  terms  of  this  Agreement  may  be terminated by the Company at any time, with or without cause, upon written notice to the Employee;

(c)If this Agreement is terminated by the Company without cause, the Employee shall not be obligated to surrender any portion of the compensation previously paid to her pursuant to the terms of this Agreement.

(d)If this Agreement is terminated by the Company for cause, however, the Employee shall be obligated to surrender to the Company 15,000 shares of Common Stock for each full month remaining in the original term of this Agreement.

(e)As used herein, "cause" shall mean (i) any material failure by Employee to observe or perform her Agreements herein contained, (ii) any fraudulent or dishonest conduct in the performance of the Employee's duties and functions,
   (iii) any gross negligence or willful breach of the Employee's obligations under this Agreement, (iv) any intentional disregard of the policies and instructions established by the Board of Directors of the Company, or (v) any use of illegal or controlled substances.

(f)The Employee's employment under the terms of this Agreement may be terminated by the Employee at any time, with or without cause, upon written notice to the Company. If this Agreement is terminated by the Employee without cause, however, the Employee shall be obligated to surrender to the Company 15,000 shares of Common Stock for each full month remaining in the original term of this Agreement.

      9. Specific Performance. If any portion of this Agreement is found by a court of competent jurisdiction to be too broad to permit enforcement of such restriction to its full extent, then such restriction shall be enforced to the maximum extent permitted by law, and the Employee hereby consents and agrees that such scope may be judicially modified accordingly in any proceeding brought to enforce such restriction. All provisions of this Agreement are severable, and the unenforceability or invalidity of any single provision hereof shall not affect any remaining provision. The Employee acknowledges and agrees that the Company's remedy at law for any breach of any of her obligations hereunder would be inadequate, and agrees and consents that temporary and permanent injunctive relief may be granted in any proceeding that may be brought to enforce any provision of this Agreement without the necessity of proof of actual damage and without any bond or other security being required. Such remedies shall not be exclusive and shall be in addition to any other remedy which the Company may have.

      10.   Miscellaneous.

     (a) The failure of a party to insist on any occasion upon strict adherence to any Term of this Agreement shall not be considered to be a waiver or deprive that party of the right thereafter to insist upon strict adherence to that Term or any other Term of this Agreement. Any waiver must be in writing.

     (b) All notices and other communications under this Agreement shall be in writing and shall be delivered personally or mailed by registered mail, return receipt requested, and shall be deemed given when so delivered or mailed, to a party at such address as a party may, from time to time, designate in writing to the other party.

     (c) This Agreement shall be assigned to and inure to the benefit of, and be binding upon, any successor to substantially all of the assets and business of the Company as a going concern, whether by merger, consolidation, liquidation or sale of substantially all of the assets of the Company or otherwise.

     (d) This Agreement constitutes the entire Agreement between the parties regarding the above matters, and each party acknowledges that there are no other written or verbal Agreements or understandings relating to such subject matter between the Employee and the Company or between the Employee and any other individuals or entities other than those set forth herein. No amendment to this Agreement shall be effective unless it is in writing and signed by both the parties hereto.

     (e) This Agreement shall be construed according to the laws of the State of Florida pertaining to Agreements formed and to be performed wholly within the State of Florida. In the event action be brought to enforce any provisions of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees as fixed by the court. The Employee represents and warrants that she has reviewed this Agreement in detail with her legal and other advisors, as she considers appropriate, and that she fully understands the consequences to her of its provisions. The Employee is relying on her own judgment and the judgment of her advisors with respect to this Agreement and she understands that the Company is making no representations to her concerning taxes or any other matters respecting this Agreement.

     (f) Any dispute between the parties to this Agreement shall be determined and settled by binding arbitration in Clearwater, Florida under the rules of the American Arbitration Association. Judgment on any award rendered by the arbitrators may be entered in any court having jurisdiction over the party adversely by such award.

     (g) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original for all purposes hereof.

      IN WITNESS WHEREOF, the parties hereto have set their hands on this 30th day of July, 2000.

     YIFAN COMMUNICATIONS, INC.   SALLY A. FONNER

By:           /s/                                          /s/
    --------------------------               -----------------
     Yifan He, Chief Executive Officer